Exhibit 10.3
FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
     This First Amendment to Credit and Security Agreement (“First Amendment”) is entered into as of January 31, 2008, by and among Synergetics, Inc., a Missouri corporation, Synergetics USA, Inc., a Delaware corporation, Synergetics Germany, GMBH, a German limited liability company, and Synergetics Italia, SRL, an Italian limited liability company (individually, a “Borrower” and, collectively, the “Borrowers”), and Regions Bank (“Lender”).
RECITALS
     A. Borrowers and Lender entered into a certain Credit and Security Agreement dated as of June 20, 2007 (the “Existing Credit Agreement”).
     B. Borrowers and Lender desire to amend the Existing Credit Agreement as hereinafter provided.
     C. The Existing Credit Agreement and this First Amendment constitute the “Credit Agreement” from and after the effectiveness of this First Amendment.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, and Lender agree as follows:
     1. Defined Terms. Each term used herein without definition or a modification to definition shall have the same meaning as set forth in the Existing Credit Agreement.
     2. Credit Agreement Amendments. The Existing Credit Agreement is hereby amended as follows, effective upon fulfillment of conditions set forth in Section 4 of this First Amendment:
     A. Section 1.2, entitled “Primary Definitions,” is hereby amended by modifying the following definitions to read as follows in their entirety:
(1) “Revolving Loan Commitment” means $1,500,000, unless such amount is reduced pursuant to Section 2.6(b) hereof, in which event it means the amount to which said amount is reduced.
(2) “Revolving Note” means the Amended and Restated Foreign Accounts Revolving Note, on the terms attached to the First Amendment as Exhibit A in maximum principal amount of $1,500,000 (the “Amended Revolving Note”).
     B. The Borrowing Base Certificate attached to the Existing Credit Agreement is hereby deleted and is superseded by the Borrowing Base Certificate attached to this First Amendment as Exhibit B.
     3. Representations and Warranties. The Borrowers jointly and severally hereby represent and warrant to the Lender as follows:

     (a) This First Amendment and the Amended Revolving Note have been duly and validly executed by authorized officers of the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their terms. The Existing Credit Agreement, as amended by this First Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms. The Borrowers hereby ratify and confirm the Existing Credit Agreement, as amended by this First Amendment.
     (b) No Default or Event of Default has occurred or now exists under the Existing Credit Agreement and no Default or Event of Default will occur as a result of the effectiveness of this First Amendment.
     (c) The representations and warranties of the Borrower contained in the Existing Credit Agreement, are true and correct in all material respects on and as of the date of this First Amendment.
     4. Conditions to Effectiveness of First Amendment. The effectiveness of this First Amendment and the agreements set forth herein are subject to fulfillment, as determined in the sole judgment of Lender, of the following conditions:
     (a) Borrowers shall have executed and delivered to Lender this First Amendment and the Amended Revolving Note;
     (b) Each Borrower shall have delivered to Lender a Certificate of the Secretary or an Assistant Secretary of such Borrower certifying that appropriate corporate actions authorizing the execution and delivery of this First Amendment have been taken and covering such other matters as Lender may reasonably request;
     (c) Lender shall have determined that no Default or Event of Default exists; and
     (d) Borrowers shall have delivered such other documents and shall have taken such other actions as Lender in its reasonable discretion may require.
     5. Release. In consideration of the agreement of Lender to modify the terms of the Existing Credit Agreement as set forth in this First Amendment, Borrowers hereby release, discharge and acquit forever Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Existing Credit Agreement, as hereby amended, or Lender’s administration of the same or any other actions taken pursuant to the Existing Credit Agreement or under any other documents or instruments evidencing loans made by Lender to Borrowers or the administration of same; provided, however, that the foregoing release and the following indemnity relate only to actions or inactions of Lender through the date hereof.

2

     6. Payment of Costs/Expenses. Without limiting the generality of provisions in the Existing Credit Agreement (as amended by this First Amendment) relating to payment of Lender’s costs and expenses, the Borrower will pay all reasonable out-of-pocket expenses, costs and charges of Lender’s attorneys incurred in connection with the preparation and implementation of this First Amendment.
     7. Other Documents/Provisions to Remain in Force. Except as expressly amended hereby, the Existing Credit Agreement and all documents and instruments executed in connection therewith or contemplated thereby and all indebtedness incurred pursuant thereto shall remain in full force and effect and are in all respects hereby ratified and affirmed.
     8. Successors and Assigns. Subject to any restriction on assignment set forth in the Existing Credit Agreement, this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute one and the same Amendment.
     10. Incorporation by Reference. The Existing Credit Agreement and all exhibits thereto, and the exhibits to this First Amendment are incorporated herein by this reference, except to the extent replaced by Exhibits attached to this First Amendment.
     11. No Oral Loan Agreements. Pursuant to Mo. Rev. Stat. § 432.045 and § 432.047, the parties agree to the quoted language below (all references to “you” are references to Borrower and all references to “us” are references to Lender):
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
[Remaining portion of page is intentionally blank. Signature page follows]

3

     IN WITNESS WHEREOF, Lender and Borrowers have caused this First Amendment to be executed effective as of the date first written above.

BORROWERS: SYNERGETICS, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS, USA, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS GERMANY, GMBH
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS ITALIA, SRL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

LENDER: REGIONS BANK
By:	/s/ Anne D. Silvestri
	Name:	Anne D. Silvestri
	Title:	Senior Vice President

4

Exhibit A to First Amendment to
Credit and Security Agreement
AMENDED AND RESTATED
FOREIGN ACCOUNTS
REVOLVING NOTE

$1,500,000	St. Louis, Missouri
January 31, 2008
     FOR VALUE RECEIVED, the undersigned, SYNERGETICS, INC., a Missouri corporation (“Synergetics”), SYNERGETICS USA, INC., a Delaware corporation (“Synergetics USA”), SYNERGETICS GERMANY, GMBH; and SYNERGETICS ITALIA, SRL (individually, a “Borrower” and together, the “Borrowers”), hereby jointly and severally promise to pay on the Termination Date to the order of Regions Bank (the “Lender”) at its main office in St. Louis, Missouri, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand and 00/100 ($1,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated June 20, 2007, as amended by First Amendment thereto (“First Amendment”) of even date herewith (as so amended, the “Credit Agreement”) by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. Capitalized terms utilized in this Note but not defined herein have the same meanings as set forth in the Credit Agreement.
     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Amended Revolving Note referred to in the First Amendment.
     This Note, among other things, is secured pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.
     The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.
     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.
     This Note shall be governed by the internal substantive laws of the State of Missouri, without regard for its conflicts-of-law principles.
     This Note is a replacement for, but not a novation or refinancing of, the Foreign Accounts Revolving Note dated June 20, 2007 by Borrowers payable to the order of Lender. This Note does not evidence or effect a release, or relinquishment of the priority, of the security interests in any Collateral (as defined in the Credit Agreement).
     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWERS) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REFERRED TO THEREIN, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENTS OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
[Remaining portion of page is intentionally blank. Signature page follows]

BORROWERS:

SYNERGETICS, INC.

By:
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS USA, INC.
By:
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS GERMANY GMBH.
By:
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS ITALIA, SRL
By:
	Name:	Pamela G. Boone
	Title:	Director

Exhibit B to First Amendment to
Credit and Security Agreement
[Borrowing Base Certificate]